SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



                                December 11, 2002
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                Date of Report (Date of earliest event reported)


                              GENDER SCIENCES, INC.
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             (Exact name of Registrant as specified in its charter)


        New Jersey                   0-18349                   22-2380325
     ----------------         ----------------------          -------------
     (State of other          Commission File Number          (IRS Employer
jurisdiction of incorporation)                            Identification Number)


         10 West Forest Avenue, Englewood, New Jersey      07631
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           (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (201) 569-1188


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Item 8.  Change in Fiscal Year.

         On December 11, 2002, the Board of Directors of Gender Sciences, Inc. (the "Company") approved a change in the Company's fiscal year from January 31 to December 31. On December 13, 2002 the Company filed a Form 8-K reporting such change in the Company's fiscal year.

         Subsequently, the Board of Directors determined it to be in the best interests of the Company and its shareholders for the Company's fiscal year to remain at January 31. On December 14, 2002 the Board rescinded its previous decision of December 11, 2002 to change the Company's fiscal year. Accordingly, the Company will continue to have a fiscal year that ends on January 31.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:  None


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GENDER SCIENCES, INC.


Date:  February 5, 2003              By: /s/  EUGENE TERRY
                                         -----------------------------------
                                         Eugene Terry, Chairman of the Board


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